UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549
______________________________

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 1, 2022 (October 31, 2022)
______________________________

Acadia Healthcare Company, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35331	45-2492228
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6100 Tower Circle, Suite 1000 Franklin, Tennessee (Address of Principal Executive Offices)	37067 (Zip Code)

(615) 861-6000
(Registrant’s Telephone Number, including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	ACHC	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (this “Amendment”) is being filed by Acadia Healthcare Company, Inc. (the “Company”) to amend the Company’s Current Report on Form 8-K, filed with the U.S. Securities and Exchange Commission on October 31, 2022 (the "Original Filing"), solely to correct information reported on page 11 of the press release furnished as Exhibit 99.1 to the Original Filing (the “Earnings Release”). Within page 11 of the Earnings Release, a correction was made to the supplementary table titled “Reconciliation of Net Income Attributable to Acadia Healthcare Company, Inc. to Adjusted Income Attributable to Acadia Healthcare Company, Inc.” to the line item titled “Income tax effect of adjustments to income” and the resulting calculations of Adjusted income and Adjusted income per diluted share. A corrected version of the Earnings Release is included herewith as Exhibit 99.1 and is being posted on the Company’s website. This Amendment does not otherwise amend, update, or change any disclosure contained in the Original Filing other than the table on page 11 of the Earnings Release.

Item 2.02 Results of Operations and Financial Condition

Information in Item 7.01 is incorporated by reference herein to the extent applicable.

Item 7.01 Regulation FD Disclosure

On October 31, 2022, the Company issued the Earnings Release announcing, among other things, the Company’s operating and financial results for the third quarter ended September 30, 3022.  The corrected version of the Earnings Release is attached as Exhibit 99.1 to this Amendment and is incorporated herein by reference.

The information contained in this Current Report on Form 8-K (including the explanatory note and exhibits hereto) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or shall they be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

	Exhibit Number	Description of Exhibit
	99.1	Corrected Press Release dated October 31, 2022
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACADIA HEALTHCARE COMPANY, INC.

Date: October 31, 2022	By:	/s/ Christopher L. Howard
Christopher L. Howard
Executive Vice President and General Counsel